Acquisitions and divestitures (Tables)	6 Months Ended
Jun. 30, 2021
Business Combination and Asset Acquisition [Abstract]
Schedule of fair value of assets acquired and liabilities assumed
The following table summarizes the acquisition date fair values of the assets acquired and liabilities assumed:

(in thousands)	January 12, 2021
Cash and cash equivalents	€85
Prepaid expenses and other current assets	54
Property and equipment, net	1,662
Goodwill	5,085
Intangible assets, net	675
Total Assets	7,561
Accounts payable	(121)
Other liabilities	(15)
Net assets acquired	€7,425

Schedule of unaudited pro forma information	The following unaudited pro forma information reflects our consolidated results of operations as if the acquisition had occurred on January 1, 2020. The unaudited pro forma information is not necessarily indicative of the results of operations that we would have reported had the transaction actually occurred at the beginning of the period nor is it necessarily indicative of future results. The unaudited pro forma financial information does not reflect the impact of future events that may occur after the acquisition, including, but not limited to, anticipated costs savings from synergies or other operational improvements.

(in thousands, unaudited)	Three months ended June 30, 2020	Six months ended June 30, 2020
Revenue	€16,133	€156,263
Net loss	(20,639)	(235,340)